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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                  -----------------
                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                                SECURITIES ACT OF 1934

            Date of Report (Date of earliest event reported): May 22, 1997
                                  -----------------


                                 RACOM SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       Delaware
      (State of or other jurisdiction of incorporation or organization)

                                      000-21907
                               (Commission File Number)

                                      84-1182875
                          (IRS Employer Identification No.)

               6080 Greenwood Plaza Blvd., Greenwood Village, CO 80111 (Address, including zip code, of registrant's principal executive offices)

                                     303-771-2077
                 (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS:

Racom Systems, Inc. consented to allow Racom Japan, Inc., ("RJ") a Japanese corporation of which the Company owns 22.8%, to enter into a custom product development project with Fujitsu Limited ("Fujitsu") of Tokyo, Japan, to jointly develop, manufacture and market contactless smart card systems for use in Electronic Commerce. The agreement is pursuant to the technology license and supply agreement granted to RJ on March 22, 1996, under which the Company is entitled to share in license fees and royalty revenues earned by RJ.

                                      SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RACOM SYSTEMS, INC.

                             By: /s/ Richard L. Horton
                                ----------------------
                                Richard L. Horton
                                President and CEO

Date:  May 22, 1997